SUPPLEMENT DATED AUGUST 8, 2005

TO PROSPECTUSES DATED APRIL 30, 2004

FOR COLUMBIA ALL-STAR FREEDOM, COLUMBIA ALL-STAR,
COLUMBIA ALL-STAR EXTRA, and COLUMBIA ALL-STAR TRADITIONS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the Liberty S&P 500 Index Fund, Variable Series (the "Fund").

Effective August 22, 2005, SSgA Funds Management, Inc. ("State Street Global Advisers") will no longer sub-advise the Fund. Effective August 22, 2005, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Fund, will run the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities.